UBS PACESM Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and Statement of Additional Information ("SAI"), each dated November 28, 2008

June 5, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Small/Medium Co Value Equity Investments (the "fund"). A significant service you receive with UBS PACESM Select Advisors Trust (the "Trust") is the on-going review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") has appointed two new investment advisors for the fund, Buckhead Capital Management, LLC ("Buckhead") and Systematic Financial Management, L.P. ("Systematic"). Buckhead and Systematic each assumed investment advisory responsibilities with respect to a separate portion of the fund effective May 28, 2009. Ariel Investments, LLC ("Ariel") and Opus Capital Group, LLC ("Opus"), each of which previously advised a separate portion of the fund, ceased serving as investment advisors for the fund effective May 29, 2009. Metropolitan West Capital Management, LLC continues to advise its portion of the fund as allocated by UBS Global AM and approved by the Board. Buckhead and Systematic and their investment strategies are described in greater detail below.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

The section captioned "Principal investment strategies" beginning on page 59 of the Multi-Class Prospectus and page 63 of the Class P Prospectus is revised by replacing the third through eighth full paragraphs of that section in their entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative values of each investment advisor's share of the fund's assets may also change over time.

Buckhead is a fundamental, bottom-up, research-driven investment advisor. Buckhead utilizes a disciplined investment process that is designed to identify companies that it believes (i) are attractively valued, (ii) have strong underlying fundamental characteristics and (iii) likely have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios (typically 35-50 holdings) with the largest positions in those companies that it believes have the highest likelihood of outperforming the

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market and/or the fund's benchmark. In general, securities will be sold if one or more of the following occurs: (i) the stock's price reaches a certain price level determined by Buckhead; (ii) the stock's issuer undergoes a change that makes the holding of the stock inconsistent with Buckhead's underlying investment strategy; and/or (iii) a more attractive investment opportunity is identified. Additionally, if a security's price appreciates such that it accounts for more than 5% of Buckhead's segment of the fund, a portion of the holding generally will be sold to maintain the holding's weight below 5% of Buckhead's segment of the fund.

In advising its segment of the fund, MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically two to four years), and constructs a portfolio consisting of highest-conviction ideas.

MetWest Capital utilizes a bottom-up fundamental, research-driven style that it believes is ideally suited to the small cap market segment. The approach utilizes a long-term focus that attempts to take advantage of opportunities presented by short-term anomalies in high-quality stocks. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which it invests. In other words, MetWest Capital strives to determine why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount.

In advising its segment of the fund, Systematic employs a two-prong investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit. By focusing only on companies whose fundamentals are improving, as confirmed by Systematic's research analysis and as evidenced by a positive earnings surprise (that is, when the earnings reported by a company are above estimates), Systematic's process seeks to avoid the chances of buying stocks in the "value trap" (that is, stocks that have experienced a significant price depreciation and, as a result, are mistaken as value stocks). Systematic's segment of the fund is expected to typically consist of 60 to 90 securities, with a market capitalization range generally consistent with that of the Russell 2500® Value Index, the fund's benchmark.

The first step in Systematic's investment process is a quantitative screening of all companies within the small/mid capitalization universe. The second step is fundamental research analysis which seeks to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates. During this phase, Systematic generally focuses on the market's estimates of earnings for each company, the source of any unexpected earnings increase to determine whether the increase is sustainable, each company's financial statements and the accounting techniques used in the preparation of its financial statements, the valuation of each company on both an absolute and relative basis, and publicly available information and proprietary research methods to understand the key drivers of a company's fundamentals.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 62 of the Multi-Class Prospectus and page 66 of the Class P Prospectus is revised by replacing the last full paragraph of that section in its entirety with the following:

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund during previous periods. On October 1, 2005, MetWest Capital assumed day-to-day management of a portion of the fund. On May 28, 2009, Buckhead and Systematic each assumed responsibility for managing a separate portion of the fund.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Small/Medium Co Value Equity Investments" on page 130 of the Multi-Class Prospectus and page 129 of the Class P Prospectus is revised by replacing the first full paragraph of that section in its entirety with the following:

UBS PACE Small/Medium Co Value Equity Investments. Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") serve as investment advisors for UBS PACE Small/Medium Co Value Equity Investments. Buckhead is located at 3330 Cumberland Boulevard, Suite 650, Atlanta, Georgia 30339. Buckhead, an investment advisor founded in 1994, had approximately $1.5 billion in assets under management as of March 31, 2009. Buckhead uses a team approach comprised of portfolio managers and analysts. Matthew D. Reams and David S. Griffin are the portfolio managers primarily responsible for the day-to-day management of the fund's assets allocated to Buckhead. They have held their responsibilities advising the fund since May 2009. Mr. Reams joined Buckhead in 1999. Previously, he was a portfolio manager at Montag & Caldwell Investment Counsel, an investment consultant for a national consulting firm, and an equity analyst for a Midwest investment counseling firm. Mr. Griffin joined Buckhead in 2003. Previously, he was a partner and portfolio manager with Invesco Capital Management, and a defined benefits and defined contributions benefits manager for Genesco, Inc.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Small/Medium Co Value Equity Investments" on page 130 of the Multi-Class Prospectus and page 129 of the Class P Prospectus is revised by replacing the third, fourth and fifth full paragraphs of that section in their entirety with the following:

Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666. Systematic, an investment advisor founded in 1982, has approximately $5.4 billion in assets under management as of March 31, 2009. Ronald M. Mushock and D. Kevin McCreesh are primarily responsible for the day-to-day management of the fund's assets allocated to Systematic. They have held their responsibilities advising the fund since May 2009. Mr. Mushock has been the lead portfolio manager for all of Systematic's mid cap portfolios since their inception in 2000 and all of Systematic's small/mid cap portfolios since their inception in 2002. He became a partner at Systematic in 2005. Mr. McCreesh has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for all of Systematic's large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Small/Medium Co Value Equity Investments" beginning on page 11 of the SAI is revised by replacing the second sentence of the first full paragraph of that section in its entirety with the following:

Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial Management, L.P. ("Systematic") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Small/Medium Co Value Equity Investments" beginning on page 96 of the SAI is revised by replacing the first and second full paragraphs of that section in their entirety with the following:

Under the current Advisory Agreements for this fund with Buckhead Capital Management, LLC ("Buckhead"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Systematic Financial

Management, L.P. ("Systematic"), UBS Global AM (not the fund) pays Buckhead a fee in the annual amount of 0.40% for the first $100 million of the fund's average daily net assets that it manages and 0.35% of the fund's average daily net assets that it manages in excess of $100 million; MetWest Capital a fee in the annual amount of 0.40% of the fund's average daily net assets that it manages; and Systematic a fee in the annual amount of 0.40% of the fund's average daily net assets that it manages. For the fiscal years ended July 31, 2008, July 31, 2007, and July 31, 2006, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to Ariel Investments, LLC (an investment advisor for the fund until May 29, 2009), MetWest Capital, Opus Capital Group, LLC (an investment advisor for the fund until May 29, 2009) and ICM Asset Management, Inc. (an investment advisor for the fund until September 29, 2005) of $1,960,418, $1,952,412 and $1,637,314, respectively. Buckhead and Systematic were not yet serving as investment advisors for the fund, and thus neither UBS Global AM nor UBS Global AM (US) paid or accrued investment advisory fees to Buckhead and Systematic during those periods. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

Buckhead is a Georgia limited liability company with ownership held by its employees. Buckhead is registered as an investment advisor with the SEC. Buckhead provides investment management services to investment companies, employee benefits plans, endowments, foundations, individuals and other institutions. MetWest Capital is minority owned by its employees. MetWest Capital is majority owned by Evergreen Investment Company, Inc., a wholly-owned subsidiary of Wachovia Corporation ("Wachovia"). On October 20, 2008, Wachovia issued to Wells Fargo & Company ("Wells Fargo") preferred shares representing approximately a 40% voting interest in Wachovia and, on December 31, 2008, Wells Fargo acquired Wachovia.

Systematic is a Delaware limited partnership. Affiliated Managers Group, Inc. ("AMG"), a publicly trading holding company, is the majority owner with the remaining equity spread among six active senior members of Systematic. Systematic's management employees retain autonomous control of the investment philosophy and process, as well as comprehensive management of the firm.

In the section captioned "Proxy voting polices and procedures," the heading "UBS PACE Small/Medium Value Co Equity Investments—Ariel Investments, LLC, Metropolitan West Capital Management, LLC and Opus Capital Group, LLC" on page 131 of the SAI is revised by replacing the heading in its entirety with the following:

UBS PACE Small/Medium Value Co Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P.

The section captioned "Proxy voting policies and procedures" and sub-headed "Ariel Investments, LLC" beginning on page 131 of the SAI is revised by replacing the section in its entirety with the following:

Buckhead Capital Management, LLC. Buckhead Capital Management, LLC ("Buckhead") has the fiduciary obligation to, at all times, place the best interest of advisory clients as the sole consideration when voting proxies of portfolio companies. Although general proxy voting policies are stated in this section, Buckhead retains the right to vote proxies as it deems appropriate.

Because of the limited scope of the business of Buckhead, Buckhead does not expect conflicts between the interests of Buckhead and those of its clients with respect to voting proxies to arise frequently. If proxies are being solicited with respect to an issuer that currently or periodically represents more than 1% of Buckhead's revenues or expenses, however, the proxy generally is referred to Buckhead's chief compliance officer for review and approval before the proxy is voted.

Buckhead generally votes with management's recommendation when client accounts hold a de minimus number of shares (less than 100 shares).

As a general rule, Buckhead votes against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of the shareholders' investments.

The following is a partial list of issues that require special attention under Buckhead's proxy voting policy: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholders rights. In addition to the foregoing, the following are strict requirements, unless prior written approval of Buckhead's chief compliance officer is obtained:

•  Buckhead shall not engage in conduct that involves an attempt to change or influence the control of a public company;

•  Buckhead will not announce its voting intentions and the reasons therefore;

•  Buckhead shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder; and

•  All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Buckhead's concerns for its advisory clients' (plan participants and beneficiaries in the case of ERISA accounts) interests and not for an attempt to influence the control of management.

Proxy committee—A proxy committee is established of two or more members of the firm. This committee is responsible for the overall administration of the proxy voting process and the development and amendment of proxy voting guidelines. The proxy committee may utilize the services of outside professionals to assist in its analysis of voting issues and the development of the proxy voting guidelines, or in the actual voting of proxies.

Proxy voting process—Proxy vote recommendations are made by a member of an investment team. Proxy issues will be voted in accordance with the judgment of the investment team member, taking into account the general policies outlined above, the more detailed policies outlined in the proxy voting guidelines, and the circumstances underlying each proxy issue.

Proxy administrator—An individual is appointed by the proxy committee to serve as proxy administrator. The proxy administrator receives and sorts proxy material. Once a decision has been reached as to how to vote the issues presented on a particular proxy, the proxy administrator processes the proxy forms/cards and votes accordingly. The proxy administrator also is responsible for maintaining an adequate recordkeeping system for the proxy voting activities.

The section captioned "Proxy voting policies and procedures" and sub-headed "Opus Capital Group, LLC" on page 134 of the SAI is revised by replacing the section in its entirety with the following:

Systematic Financial Management, L.P. Systematic Financial Management, L.P. ("Systematic") has adopted written proxy voting polices and has retained RiskMetrics Group, an independent proxy-voting agent ("agent"). Systematic generally follows the agent's proxy voting guidelines when voting proxies. The adoption of the agent's proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic's proxy voting committee convenes as necessary. Issues reviewed by the committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting guidelines—Systematic maintains four sets of proxy voting guidelines, one based on the American Federation of Labor and Congress of Industrial Organizations polices for Taft-Hartley plan sponsors, another for clients with socially responsible investing guidelines, another for public plans and the last being a general policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account's proxies. In instances where a client does not select a voting policy, Systematic will apply the general proxy voting policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that Systematic has decided to sell, proxies issued for securities that Systematic did not select for a client portfolio (such as securities selected by a client or a previous advisor, unsupervised securities held in a client's account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not timely received due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not timely received by Systematic and/or its proxy voting vendor.

Share blocking—In general, unless otherwise directed by a client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of Systematic's agent. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic's ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

In the section captioned "Portfolio managers," the heading "UBS PACE Small/Medium Co Value Equity Investments—Ariel Investments, LLC, Metropolitan West Capital Management, LLC and Opus Capital Group, LLC" on page 173 of the SAI is revised by replacing the heading in its entirety with the following:

UBS PACE Small/Medium Co Value Equity Investments—Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management, L.P.

The section captioned "Portfolio managers" and sub-headed "Ariel Investments, LLC" beginning on page 173 of the SAI is revised by replacing the section in its entirety with the following:

Buckhead Capital Management, LLC.
Matthew D. Reams and David S. Griffin are primarily responsible for the day-to-day management of the portion of the fund's assets allocated to Buckhead.

The following table provides information relating to other accounts managed by Matthew D. Reams and David S. Griffin as of March 31, 2009:

Matthew D. Reams:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	5	69
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$61.1	$591
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

David S. Griffin:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	5	78
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$61.1	$614.6
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Buckhead works to ensure that all clients are treated fairly in the execution of orders and allocation of trades. Buckhead has established trading policies and procedures designed to limit conflicts of interest between the fund and other accounts managed by Buckhead. Buckhead does not use broker-dealers affiliated with UBS for transactions on behalf of the fund.

Buckhead does not receive performance fees for the management of any accounts under its "Small/Mid Cap Value Product" category.

Compensation. Buckhead's portfolio managers receive a base salary and may qualify for a discretionary bonus. Discretionary bonuses are based upon the overall growth of the firm, performance of the product managed by the portfolio manager, and individual achievement. Equity ownership can be granted based on merit. Additionally, all employees are eligible to participate in the firm's profit sharing program. Mr. Reams is one of the equity owners of Buckhead.

The compensation package of Buckhead also includes a 401(k)/profit sharing plan with employer matching, employer-subsidized health insurance, employer-paid life insurance and employer-paid long-term disability insurance. Equity owners of the firm are individually responsible for their contributions related to the 401(k)/profit sharing plan, and the costs of health insurance, life insurance and long-term disability insurance.

Ownership of shares. As of March 31, 2009, Messrs. Reams and Griffin owned no shares of the fund.

The section captioned "Portfolio managers" and sub-headed "Opus Capital Group, LLC" beginning on page 177 of the SAI is revised by replacing the section in its entirety with the following:

Systematic Financial Management, L.P.
Systematic uses a team approach in managing its portion of the fund. Ronald Mushock and D. Kevin McCreesh are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to Systematic.

The following table provides information relating to other accounts managed by Ronald Mushock and D. Kevin McCreesh as of March 31, 2009:

Ronald Mushock:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	1	1,349
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$409.0	$41.3	$1,371.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

D. Kevin McCreesh:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	6	185
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$524.7	$186.3	$2,323.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$182.3

Potential conflicts of interest. Systematic is affiliated with Affiliated Managers Group, Inc. ("AMG"). The AMG affiliates neither formulate advice for Systematic's clients nor, in Systematic's view, present any potential conflict of interest with Systematic's clients. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the fund, on one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of the fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund or other accounts. Systematic, however, has a variety of internal controls in place reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its code of ethics, which addresses personal securities trading, and a proxy voting policy and trade error policy, which are designed to prevent and detect conflicts when they occur. Systematic believes that these and other policies, combined with the periodic review and testing performed by its compliance professionals, are reasonably designed to adequately protect the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the fund and the other accounts listed above.

Compensation. The compensation package for Messrs. Mushock and McCreesh, consists of a fixed base salary and a share of Systematic's profits based on each manager's respective individual ownership position in Systematic. Total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios. Portfolio managers are not compensated solely on the basis of the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance and participation in a company 401(K) plan, comparable to that received by other Systematic employees.

Ownership of fund shares. As of March 31, 2009, Messrs. Mushock and McCreesh owned no shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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